--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

---------------------------------
IN RE:                                                                                       DEBTOR IN POSSESSION INTERIM STATEMENT

    SN INSURANCE SERVICES, INC.                                                                             STATEMENT NO. 13
                                                                                                     FOR THE PERIOD FROM: 1-Apr-01
                                                                                                                      TO: 30-Apr-01
                           DEBTOR
---------------------------------       -------------------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM         DIP General      DIP Payroll       DIP General       DIP Fiduciary    DIP Cananwill Trust
---------------------------------           Account          Account       Account - Chase        Account             Account
                                        -------------------------------------------------------------------------------------------
                                                                                                                   CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A. Total Receipts Per All Prior
    Interim Statements                  $32,116,408.62    $10,110,082.56    $23,505,971.96    $32,477,991.02         $766,173.14

B. Less: Total Disbursements Per
    All Prior Interim Statements        $31,973,774.43    $10,082,893.42    $23,337,000.00    $32,466,769.10         $766,173.14
                                        -------------------------------------------------------------------------------------------
C. Beginning Balance                       $142,634.19        $27,189.14       $168,971.96        $11,221.92               $0.00
                                        -------------------------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule                  $276,572.53       $153,678.65       $156,945.49             $0.00               $0.00
                                        -------------------------------------------------------------------------------------------
E. Balance Available                       $419,206.72       $180,867.79       $325,917.45        $11,221.92               $0.00
                                        -------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule                  $365,485.85       $148,865.58       $250,000.00         $1,033.21               $0.00
                                        -------------------------------------------------------------------------------------------
G. Ending Balance                           $53,720.87        $32,002.21        $75,917.45        $10,188.71               $0.00
                                        -------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION
   (1).  DIP General Account
           (a) Depository Name and Location      Bank of America,
                                                 345 Montgomery Street, LL1,
                                                 San Francisco, CA 94104
           (b) Account Number                    15819-20480
   (2).  DIP Payroll Account
           (a) Depository Name and Location      Bank of America,
                                                 345 Montgomery Street, LL1,
                                                 San Francisco, CA 94104
           (b) Account Number                    15812-20431
   (3).  DIP General Account - Chase
           (a) Depository Name and Location      Chase Manhattan Bank,
                                                 4 Chase MetroTech Center,
                                                 18th Floor, Brooklyn, NY 11245
           (b) Account Number                    323-894984
   (4).  DIP Fiduciary Account
           (a) Depository Name and Location      Imperial Bank,
                                                 226 Airport Parkway,
                                                 San Jose, CA 95110
           (b) Account Number                    17-402-536
   (5).  DIP Cananwill Trust  Account
           (a) Depository Name and Location      Imperial Bank,
                                                 226 Airport Parkway,
                                                 San Jose, CA 95110
           (b) Account Number                    17-402-528

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:   5/22/2001                                     Signed:  /s/ ALEX CORBETT

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

---------------------------------
IN RE:                                                                                       DEBTOR IN POSSESSION INTERIM STATEMENT

    SN INSURANCE SERVICES, INC.                                                                             STATEMENT NO. 13
                                                                                                     FOR THE PERIOD FROM: 1-Apr-01
                                                                                                                      TO: 30-Apr-01
                           DEBTOR
---------------------------------       -------------------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM       DIP Operating    DIP WCMA/MLIF      DIP WCMA UIC         DIP WCMA CIC       DIP WCMA ZCIC
---------------------------------          Account          Account      Fiduciary Account    Fiduciary Account   Fiduciary Account
                                        -------------------------------------------------------------------------------------------
                                        CLOSED 3/7/01
CASH ACTIVITY ANALYSIS

A. Total Receipts Per All Prior
    Interim Statements                   $203,544.36     $90,897,289.22     $3,908,846.21        $1,655,219.25       $222,058.95

B. Less: Total Disbursements Per
    All Prior Interim Statements         $203,544.36     $84,221,007.51           $150.00              $150.00           $150.00
                                        -------------------------------------------------------------------------------------------
C. Beginning Balance                           $0.00      $6,676,281.71     $3,908,696.21        $1,655,069.25       $221,908.95
                                        -------------------------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule                      $0.00        $293,756.90        $15,730.25            $6,660.78           $893.02
                                        -------------------------------------------------------------------------------------------
E. Balance Available                           $0.00      $6,970,038.61     $3,924,426.46        $1,661,730.03       $222,801.97
                                        -------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule                      $0.00        $483,683.07             $0.00                $0.00             $0.00
                                        -------------------------------------------------------------------------------------------
G. Ending Balance                              $0.00      $6,486,355.54     $3,924,426.46        $1,661,730.03       $222,801.97
                                        -------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION
    (6).  DIP Operating Account
            (a) Depository Name and Location     Imperial Bank,
                                                 226 Airport Parkway,
                                                 San Jose, CA 95110
            (b) Account Number                   17-402-544
    (7).  DIP WCMA/MLIF Account
            (a) Depository Name and Location     Merrill Lynch,
                                                 10 West Second Street, #400,
                                                 Dayton, OH 45402
            (b) Account Number                   77M07W64
    (8).  DIP WCMA UIC Fiduciary Account
            (a) Depository Name and Location     Merrill Lynch,
                                                 10 West Second Street, #400,
                                                 Dayton, OH 45402
            (b) Account Number                   77M07W77
    (9).  DIP WCMA CIC Fiduciary Account
            (a) Depository Name and Location     Merrill Lynch,
                                                 10 West Second Street, #400,
                                                 Dayton, OH 45402
            (b) Account Number                   77M07W78
   (10).  DIP WCMA ZCIC Fiduciary Account
            (a) Depository Name and Location     Merrill Lynch,
                                                 10 West Second Street, #400,
                                                 Dayton, OH 45402
            (b) Account Number                   77M07W79

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

---------------------------------
IN RE:                                                                                       DEBTOR IN POSSESSION INTERIM STATEMENT

    SN INSURANCE SERVICES, INC.                                                                             STATEMENT NO. 13
                                                                                                     FOR THE PERIOD FROM: 1-Apr-01
                                                                                                                      TO: 30-Apr-01
                           DEBTOR
---------------------------------       -------------------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM       DIP WCMA Creditors        (1)Pre-Petition            (2)Pre-Petition         Pre-Petition
---------------------------------        Fiduciary Account     Concentration Account      Concentration Account     Payroll Account
                                        -------------------------------------------------------------------------------------------
                                                                   CLOSED 5/11/00             CLOSED 6/12/00         CLOSED 5/11/00
CASH ACTIVITY ANALYSIS

A. Total Receipts Per All Prior
    Interim Statements                     $5,030,667.78                $0.00                 $4,941,903.92           $116,548.20

B. Less: Total Disbursements Per
    All Prior Interim Statements                 $150.00                $0.00                 $4,941,903.92           $116,548.20
                                        -------------------------------------------------------------------------------------------
C. Beginning Balance                       $5,030,517.78                $0.00                         $0.00                 $0.00
                                        -------------------------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule                     $20,244.96                $0.00                         $0.00                 $0.00
                                        -------------------------------------------------------------------------------------------
E. Balance Available                       $5,050,762.74                $0.00                         $0.00                 $0.00
                                        -------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule                          $0.00                $0.00                         $0.00                 $0.00
                                        -------------------------------------------------------------------------------------------
G. Ending Balance                          $5,050,762.74                $0.00                         $0.00                 $0.00
                                        -------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION
   (11). DIP WCMA Creditors Fiduciary Account
           (a) Depository Name and Location     Merrill Lynch,
                                                10 West Second Street, #400,
                                                Dayton, OH 45402
           (b) Account Number                   77M07W80
   (12). Pre-Petition Concentration Account(1)
           (a) Depository Name and Location     Bank of America,
                                                2049 Century Park East,
                                                2nd Floor, Los Angeles, CA 90067
           (b) Account Number                   14172-03510       CLOSED 5/11/00
   (13). Pre-Petition Concentration Account(2)
           (a) Depository Name and Location     Bank of America,
                                                2049 Century Park East,
                                                2nd Floor, Los Angeles, CA 90067
           (b) Account Number                   14175-03509       CLOSED 6/12/00
   (14). Pre-Petiton Payroll Account
            (a) Depository Name and Location    Bank of America,
                                                2049 Century Park East,
                                                2nd Floor, Los Angeles, CA 90067
            (b) Account Number                  14175-04995       CLOSED 5/11/00

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

---------------------------------
IN RE:                                                                                       DEBTOR IN POSSESSION INTERIM STATEMENT

    SN INSURANCE SERVICES, INC.                                                                             STATEMENT NO. 13
                                                                                                     FOR THE PERIOD FROM: 1-Apr-01
                                                                                                                      TO: 30-Apr-01
                           DEBTOR
---------------------------------   -----------------------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM   (3)Pre-Petition  (4)Pre-Petition   Pre-Petition    Pre-Petition    Pre-Petition   Pre-Petition
---------------------------------    Concentration    Concentration     Operating       Cananwill      Fiduciary       Accounts
                                        Account          Account         Account        Trust Acct.      Account      Payable Acct
                                    -----------------------------------------------------------------------------------------------
                                    CLOSED 5/26/00   CLOSED 5/31/00   CLOSED 6/1/00   CLOSED 6/8/00  CLOSED 6/30/00  CLOSED 5/15/00
CASH ACTIVITY ANALYSIS

A. Total Receipts Per All
    Prior Interim Statements         $915,515.91      $6,717,253.96     $203,544.36     $766,173.14   $34,083,192.19      $0.00

B. Less: Total Disbursements
    Per All Prior Interim
    Statements                       $915,515.91      $6,717,253.96     $203,544.36     766,173.14    $34,083,192.19      $0.00
                                    -----------------------------------------------------------------------------------------------
C. Beginning Balance                       $0.00              $0.00           $0.00          $0.00             $0.00      $0.00
                                    -----------------------------------------------------------------------------------------------
D. Receipts During Current
    Period

    Per Attached Schedule                  $0.00              $0.00           $0.00          $0.00             $0.00      $0.00
                                    -----------------------------------------------------------------------------------------------
E. Balance Available                       $0.00              $0.00           $0.00          $0.00             $0.00      $0.00
                                    -----------------------------------------------------------------------------------------------
F. Less: Disbursements
    During Period

    Per Attached Schedule                  $0.00              $0.00           $0.00          $0.00             $0.00      $0.00
                                    -----------------------------------------------------------------------------------------------
G. Ending Balance                          $0.00              $0.00           $0.00          $0.00             $0.00      $0.00
                                    -----------------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION
   (15). Pre-Petition Concentration Account(3)
           (a) Depository Name and Location     Bank of America,
                                                2049 Century Park East,
                                                2nd Floor, Los Angeles, CA 90067
           (b) Account Number                   73662-11040       CLOSED 5/26/00
   (16). Pre-Petition Concentration Account(4)
           (a) Depository Name and Location     Chase Manhattan Bank,
                                                4 Chase MetroTech Center,
                                                18th Floor, Brooklyn, NY 11245
           (b) Account Number                   323-892531        CLOSED 5/31/00
   (17). Pre-Petition Operating Account
           (a) Depository Name and Location     Imperial Bank,
                                                226 Airport Parkway,
                                                San Jose, CA 95110
           (b) Account Number                   17-061-429         CLOSED 6/1/00
   (18). Pre-Petition Cananwill Trust Account
           (a) Depository Name and Location     Imperial Bank,
                                                226 Airport Parkway,
                                                San Jose, CA 95110
           (b) Account Number                   17-400-738         CLOSED 6/8/00
   (19). Pre-Petition Fiduciary Account
           (a) Depository Name and Location     Imperial Bank,
                                                226 Airport Parkway,
                                                San Jose, CA 95110
           (b) Account Number                   17-400-967        CLOSED 6/30/00
   (20). Pre-Petition Accounts Payable Account
           (a) Depository Name and Location     Bank of America,
                                                2049 Century Park East,
                                                2nd Floor, Los Angeles, CA 90067
           (b) Account Number                   77658-01168       CLOSED 5/15/00

I. Other Monies On Hand:  None